EXHIBIT 10.14
AGREEMENT OF WAIVER
     This Agreement of Exercise and Waiver (the “Agreement”) is executed on this ___day of January, 2006, by and between Immediatek, Inc., a Nevada corporation (“Immediatek”), and                                                                                  (“Stockholder”).
RECITALS
     WHEREAS, Stockholder owns certain common stock in Immediatek; and
     WHEREAS, Immediatek has the opportunity to receive significant additional capital, substantially increasing the resources of the company;
     NOW, THEREFORE, in consideration of the above recitals, the promises herein contained and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
AGREEMENT
     Stockholder waives now and forever, all pre-emptive or other rights, if any, which Stockholder may have by law or through the provisions of the Articles of Incorporation of Immediatek, Inc., as a result of its purchase, if applicable, of the common stock of Immediatek described herein.
     IN WITNESS WHEREOF, the parties have set their hands on the date first above written.

IMMEDIATEK, INC.	STOCKHOLDER

By:	By:

Title:	Title: